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Exhibit 10(ao)

AMENDMENT NUMBER TWO
TO THE
MAGELLAN HEALTH SERVICES, INC.
2000 LONG-TERM INCENTIVE COMPENSATION PLAN

        Pursuant to the powers of amendment reserved in Article XVIII of the Magellan Health Services, Inc. 2000 Long-Term Incentive Compensation Plan (the "Plan"), Magellan Health Services, Inc. hereby amends the Plan as follows:

1.

        Article 4.01 of the Plan hereby is amended by deleting the first sentence of this section and substituting the following thereof and:

        Subject to adjustment as provided in Section 4.02 herein, the number of shares of Common stock hereby reserved for issuance to Participants under the Plan shall be two million (2,000,000), no more than fifty thousand (50,000) of which may be granted in the form of Restricted Shares.

2.

        Subject to the approval of the Company's stockholders, the effective date of this Amendment Number Two to the Plan shall be December 6, 2001.

A-1

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  Exhibit 10(ao)
AMENDMENT NUMBER TWO TO THE MAGELLAN HEALTH SERVICES, INC. 2000 LONG-TERM INCENTIVE COMPENSATION PLAN